Exhibit 99.1

China Precision Steel, Inc. Roth Capital Partners 20th OC Growth Stock Investor Conference February, 2008 Dan Carlson, Non-executive Director

2 Safe Harbor Statement Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Any statements set forth in this presentation that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, which may include, but are not limited to, such factors as industry cyclicality and over capacity, increased price of raw materials, increased cost related to environmental compliance, ability to compete with international steel companies, regulatory changes in China and the U.S., and other information detailed from time to time in the China Precision Steel filings and future filings with the United States Securities and Exchange Commission. The forward-looking statements contained in this presentation are made only of this date, and China Precision Steel is under no obligation to revise or update these forward-looking statements.

3 Equity Snapshot June 30 Fiscal Year Ends: 17.45 P/E $7.5 M Net Income (ttm): $204.24 M Market Cap: CPSL Symbol: Listed on the NASDAQ $4.45 Price (2-15-08): $65.67 M Revenues (ttm): 45.89 M Shares Outstanding:

4 Corporate Overview China Precision Steel is a niche precision steel processing company that processes highly specialized precision ultra-thin and high strength (7.5 mm to 0.03 mm) cold-rolled steel products Exclusive rights to commercialization of technology Headquarters: Shanghai, PRC 20,000 square meters production facilities in Shanghai 280 employees 1/2 tax rate through 2008

5 Key Accomplishments July 2002: Shanghai Chengtong Precision Strip Co., Ltd established in Shanghai as a sino-foreign JV Feb 2003: Commenced production of cold rolled steel products June 2004: Became a wholly-foreign owned enterprise (“WFOE”) Sept 2005: Laid foundation for phase II new facility consisting two cold rolling mills of width 1400 mm and 1700 mm Aug 2006: Submitted proxy statement to the SEC for a reverse takeover transaction with NASDAQ listed OraLabs Holdings, Inc. (NASDAQ: OLAB) Sept 2006: Submitted listing application to NASDAQ for listing of the surviving entity under the name China Precision Steel, Inc. Oct 2006: Commenced production from 1400mm cold rolling mill of the new facility Dec 29, 2006: Began trading on NASDAQ under ticker CPSL April 25, 2007: NASDAQ closing bell ceremony in honor of CPSL

6 Investment Highlights Rapidly growing niche segment Developing leading brand in China Expanding manufacturing capacity Experienced management team Expanding to international markets Patent protected technology

7 Take commodity steel and create premium specialty steel Focus on niche markets with sustainable margins High value products allows raw material price fluctuations to be passed on to customers Higher average selling price on new capacity yields higher profit margin Building highly competitive national leading brand Leverage China’s lower operating cost base at international standards Business Strategy

8 Growth Drivers China’s booming economy and growing exports support increasing nationwide demand for: • Automobile parts • Saw blades • Weaving needles • Microelectronics • Packing and containers Domestic market for cold-rolled steel sheets is estimated at 20 million tons Chinese production = less than 15% of domestic demand Imports = 85% - 90% of total demand

9 Source: Steelhome.cn Growth Rate in China 2000- 2005 175.4% 354.1% 70.8% 133.5% 270.3% Autos Sedans Containers Refrigerators Air-conditioners

10 Strong Market Position Relatively new niche to China • China’s high precision steel industry lags behind international standards • Limited domestic competition ONLY Chinese manufacturer producing cold rolled steel with • Width greater than 1000 mm - up to 1700mm • More than 2.5mm in thickness - up to 7.5 mm Prices are generally 10% less then international competitors with faster delivery time and equal quality

11 Specialty Steel Products Ultra-thin and high-strength cold-rolled precision steel strips ranging from 7.5 mm to 0.03 mm 40 different types of precision steel products • Over one hundred specifications Product Category Gross Margins Applications Low carbon cold-rolled steel Thickness: 0.03 to 7.5 mm 10% - 30% Food packaging, steel roofing, kitchen tools, drawer slide rails High carbon cold-rolled steel Thickness: 0.5 to 7.5 mm 20% - 40% Automobile components, saw blades, weaving needles, springs

12 Food Packaging Low Carbon Steel Series Steel Roofs Home Appliances

13 Hot Roll & Cold Roll Technology Higher Value Add Slabs => raw material for Hot-Rolling Mills Hot-Rolling (“HR”) Hot-rolled products include hot-rolled steel strips and hot-rolled sheets cut from the strips, all of which were manufactured by the hot strip mill Main usage: auto, home structures, pipes, home appliances CRC is manufactured by additional processing of HRC Cold-Rolling (“CR”) Created with further processing of hot-rolled products, CRC steel has better strength, drawability, formability, paintability Higher value add, higher tech content, higher precision Production lines are expensive and mostly imported Main usages: home appliances, autos, packaging, exterior construction materials

14 Automobile Components Drawer guidance rails Grinding Pieces Saw Blades Weaving Needles Bearing Springs Mechanical Components Clutch Saw Weaving needle Plane Friction Disk Knives High Carbon Steel Series

15 Rapid Capacity Expansion Annual production capacity increases to 400,000 tons with the completion of new facilities Install two cold-rolling mills 1400 mm width 150,000 tons capacity 1700 mm width 150,000 tons capacity •Started production in October 2006 •Currently at 50% utilization rate •To commence construction in 2008 Installed continuous annealing line for stainless steel •In trial production •Expected to contribute to revenue in Q3 fiscal 2008

16 Enhanced Competitive Position Increased Production Capacity Added competitive edge Expanded product range Annual capacity increases by 300,000 tons bringing total capacity to 400,000 tons two years after commencement of production at new mills 1400 mm cold-rolling mill enables expansion of products, e.g. automobile seatbelt springs Focus production on high strength steel and ultra-thin steel and optimizes manufacturing efficiency Capability to process cold-rolled steel in thicknesses up to 7.5mm. ONLY manufacturer in the PRC capable of delivering cold rolled steel coils of more than 2.5 mm in thickness and up to 1700mm width

17 Development and advancement of precision steel production processing techniques Developed production of special ultra-thin but sturdy cold-rolled precision steel products • Ratio of width to thickness of 10,000 times Specific projects include • Coiled springs for automotive seat belts • Steel for igniters in automotive air bag inflation devices • Double layer welded pipes Engineers constantly interact with customers Awarded “Hi-Tech Enterprise” certification by the Science and Technology Commission of Shanghai Municipality Research and Development

18 International Quality Control Accreditation of the International Organization for Standardization (“ISO”) Technical Standards (“TS”) 16949 in 2004 ISO Technical Specifications are compatible with global automotive industry quality system standards • American (QS-9000) • German (VDA6.1) • French (EAQF) • Italian (AVSQ) ISO/TS 16949 American (QS-9000) German (VDA6.1) French (EAQF) Italian (AVSQ)

19 Leada Tak Tai Li, Chief Financial Officer Assistant to Chairman at STAR Pharmaceutical Limited Audit assistant at KPMG, Hong Kong Investment Analyst at Suez Asia Holdings (HK) Limited Bachelor with dual major in Accounting and Finance, University of Melbourne in Australia Master of Science Degree in Accounting and Finance, Napier University, United Kingdom. Management Team Wo Hing Li, Chairman Chairman and Executive Director since July 2002 Non-Executive Director of China Petrotech Holdings Limited Master Degree in Business Administration, Murdoch University of Australia PhD in Management, the University of International Business & Economics of China and the European University of Ireland Hai Sheng Chen, General Manager, Senior Engineer Co-founder of China Precision Steel Executive MBA Degree, China Europe International Business School and a Bachelors Degree in Metallic Pressure Processing, Beijing University of Science and Technologies

20 Revenue Growth $17.4 $53.1 $34.9 $54.0 $37.2 2004 2005 2006 2007 6 Mos 2008 Revenues (in US$ millions)

21 $7.6 $10.0 $15.0 $1.0 $8.5 22.8% 5.8% 14.3% 28.6% 27.9% $0 $8 $16 2004 2005 2006 2007 6 Mos 2008 0% 7% 14% 21% 28% 35% Gross Profit ($M) Gross Margin Gross Profit

22 $0.2 $6.0 $8.4 $8.3 $5.3 14.1% 15.4% 24.1% 12.0% 1.1% $0 $3 $6 $9 2004 2005 2006 2007 6 Mos 2008 0% 15% 30% Net Income ($M) Net Margin Net Profit

23 Select Balance Sheet Data $51.10 $100.21 Shareholders’ Equity In $millions 2Q 2008 FY 2007 Cash and Equivalents $40.21 $5.50 Current Assets $97.27 $41.33 Total Assets $142.97 $82.16 Current Liabilities $40.44 $26.26 Long-term Liabilities $2.32 $6.88 Working Capital $56.82 $14.74

24 Investment Highlights Positioned to dominate ultra-thin, high strength and ultra-wide cold-rolled steel industry in China Focus on high-value, high margin products Targeting growing markets Strong competitive advantages in domestic and international marketplace Increasing exports Expanding production capacity Experienced management team

25 Contact Information: China Precision Steel, Inc. 123 Lao Dong Road, Xuhang County Jiading District Shanghai, 201809 The People’s Republic of China Phone: +86 21 5994 8500 http://www.chinaprecisionsteelinc.com Dan Carlson, Non-executive Director Danielcarlson@comcast.net Thank You